Exhibit 99.2

Greif, Inc. Attends Baird Global Industrial Conference; Reaffirms Fiscal Year 2022 Guidance

DELAWARE, Ohio, Nov. 9, 2022 /PRNewswire/ -- Greif, Inc. (NYSE: GEF, GEF.B), a global leader in industrial packaging products and services, today reaffirms that its fiscal 2022 results will be within its previously provided guidance range of Class A earnings per share before adjustments of $7.90 to $8.10 per share1,2 in anticipation of participation in the Baird Global Industrial Conference in Chicago, IL on Wednesday, November 9, 2022. The materials presented at this conference will be accessible online the morning of the conference through the Investors section of the Company's website located at www.greif.com.

This guidance reaffirmation is mainly attributable to better-than-expected price realization in fiscal fourth quarter across both our Paper Packaging & Services (PPS) and Global Industrial Packaging (GIP) segments, offset by lower than expected volumes. The lower volumes in GIP were driven primarily by ongoing weakness in EMEA and APAC regions, due to energy price inflation and its effects on our customers in Europe, as well as continued challenges in China related to COVID-19 lockdowns. North American volumes in our GIP business weakened sequentially as general economic conditions in the region slowed. Our North American PPS business experienced converting and mill volume weakness through the fourth quarter, which was offset by better than expected pricing and lower OCC costs.

The Company will report its fiscal fourth quarter 2022 financial results after the market closes on Wednesday, December 7, 2022. A conference call will be held on Thursday, December 8, 2022, at 8:30 a.m. ET. Conference call details will be provided through an upcoming save the date press release the week of November 14, 2022.

Concerning Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "may," "will," "expect," "intend," "estimate," "anticipate," "aspiration," "objective," "project," "believe," "continue," "on track" or "target" or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward-looking statements are based on assumptions, expectations and other information currently available to management.

Although the Company believes that the expectations reflected in forward-looking statements have a reasonable basis, the Company can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those forecasted, projected or anticipated, whether expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) historically, our business has been sensitive to changes in general economic or business conditions, (ii) our global operations subject us to political risks, instability and currency exchange that could adversely affect our results of operations, (iii) the COVID-19 pandemic could continue to impact any combination of our business, financial condition, results of operations and cash flows, (iv) the current and future challenging global economy and disruption and volatility of the financial and credit markets may adversely affect our business, (v) the continuing consolidation of our customer base and suppliers may intensify pricing pressure, (vi) we operate in highly competitive industries, (vii) our business is sensitive to changes in industry demands and customer preferences, (viii) raw material, price fluctuations, global supply chain disruptions and inflation may adversely impact our results of operations, (ix) energy and transportation price fluctuations and shortages may adversely impact our manufacturing operations and costs, (x) the frequency and volume of our timber and timberland sales will impact our financial performance, (xi) we may not successfully implement our business strategies, including achieving our growth objectives, (xii) we may encounter difficulties or liabilities arising from acquisitions or divestitures, (xiii) we may incur additional rationalization costs and there is no guarantee that our efforts to reduce costs will be successful, (xiv) several operations are conducted by joint ventures that we cannot operate solely for our benefit, (xv) certain of the agreements that govern our joint ventures provide our partners with put or call options, (xvi) our ability to attract, develop and retain talented and qualified employees, managers and executives is critical to our success, (xvii) our business may be adversely impacted by work stoppages and other labor relations matters, (xviii) we may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage and general insurance premium and deductible increases, (xix) our business depends on the uninterrupted operations of our facilities, systems and business functions, including our information technology and other business systems, (xx) a security breach of customer, employee, supplier or Company information and data privacy risks and costs of compliance with new regulations may have a material adverse effect on our business, financial condition, results of operations and cash flows, (xxi) we could be subject to changes to our tax rates, the adoption of new U.S. or foreign tax legislation or exposure to additional tax liabilities, (xxii) full realization of our deferred tax assets may be affected by a number of factors, (xxiii) we have a significant amount of goodwill and long-lived assets which, if impaired in the future, would adversely impact our results of operations, (xxiv) our pension and post-retirement plans are underfunded and will require future cash contributions and our required future cash contributions could be higher than we expect, each of which could have a material adverse effect on our financial condition and liquidity, (xxv) legislation/regulation related to environmental and health and safety matters and corporate social responsibility could negatively impact our operations and financial performance, (xxvi) product liability claims and other legal proceedings could adversely affect our operations and financial performance, (xxvii) we may incur fines or penalties, damage to our reputation or other adverse consequences if our employees, agents or business partners violate, or are alleged to have violated, anti-bribery, competition or other laws, (xxviii) changing climate, global climate change regulations and greenhouse gas effects may adversely affect our operations and financial performance, and (xxix) we may be unable to achieve our greenhouse gas emission reduction targets by 2030.

The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause our actual results to differ materially from those forecasted, projected or anticipated, see "Risk Factors" in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission.

All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. This release reflects management's views as of November 9, 2022. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements.

About Greif
Greif is a global leader in industrial packaging products and services and is pursuing its vision: to be the best performing customer service company in the world. The Company produces steel, plastic and fibre drums, intermediate bulk containers, reconditioned containers, containerboard, uncoated recycled paperboard, coated recycled paperboard, tubes and cores and a diverse mix of specialty products. The Company also manufactures packaging accessories and provides filling, packaging and other services for a wide range of industries. In addition, Greif manages timber properties in the southeastern United States. The Company is strategically positioned in over 35 countries to serve global as well as regional customers. Additional information is on the Company's website at www.greif.com.

Investor Relations contact information
Matt Leahy, Vice President, Corporate Development & Investor Relations, 740-549-6158. Matthew.Leahy@Greif.com

1) Fiscal 2022 Class A earnings per share guidance on a GAAP basis is not provided in this release due to the potential for one or more of the following, the timing and magnitude of which we are unable to reliably forecast: restructuring-related activities; integration related costs; non-cash pension settlement charges; non-cash asset impairment charges due to unanticipated changes in the business; gains or losses on the disposal of businesses or properties, plants and equipment, net and the income tax effects of these items and other income tax-related events. No reconciliation of the fiscal 2022 Class A earnings per share before adjustments guidance, a non-GAAP financial measure which excludes restructuring charges, integration costs, non-cash asset impairment charges, non-cash pension settlement charges, (gain) loss on the disposal of properties, plants, equipment and businesses, net, is included in this release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

2) Assumes tax rate excluding adjustments of 23.0%, the midpoint of the guidance range provided on our Q3 2022 earnings call. Final year-end tax analyses are still in process and rate is subject to change through the date of our Q4 earnings release.